UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018

Jensyn Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 West Main Street, Suite 204, Freehold, New Jersey 07728
(Address of principal executive offices, including Zip Code)

(888) 536-7965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the proposed business combination (the “Business Combination”) between Jensyn Acquisition Corp. (“Jensyn”) and BAE Energy Management, LLC (“BAE), Jensyn will be making presentations (“Investor Presentations”) to certain existing and potential stockholders of Jensyn. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01 are the slides that will be presented at the Investor Presentations. The slides contain financial projections that update the financial projections set forth in the preliminary proxy statement filed by Jensyn with the Securities and Exchange Commission on December 27, 2017. The slides are identical in all substantive respects to the slides filed with Jensyn’s Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2018 except that two new slides (slide 23 and slide 30) has been added to the slides previously filed

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

Forward-Looking Statements

The slides include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Jensyn, BAE and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement (the “Purchase Agreement”) relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jensyn, BAE or others following announcement of the Purchase Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Purchase Agreement due to the failure to obtain approval of the stockholders of Jensyn or other conditions to closing in the Purchase Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Purchase Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that BAE may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and other filings with the United States Securities and Exchange Commission (“SEC”) by Jensyn. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Jensyn and BAE undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, Jensyn has filed with the SEC a preliminary proxy statement to be distributed to holders of Jensyn’s common stock in connection with Jensyn’s solicitation of proxies for Jensyn’s proposed special meeting of stockholders. When completed, Jensyn will mail a definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting of stockholders to be held to approve the proposed Business Combination and related matters. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. Jensyn stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Jensyn’s solicitation of proxies for the special meeting to be held to approve the proposed Business Combination, as these materials will contain important information about BAE, Jensyn and the proposed Business Combination. The definitive proxy statement will be mailed to stockholders of Jensyn as of a record date to be established for voting on the business combination agreement and related matters. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: Jensyn Acquisition Corp., 800 West Main Street, Suite 204, Freehold, New Jersey 07728, attention: Jeffrey J. Raymond, 1-888-536-7965.

Participants in Solicitation

Jensyn and its directors and executive officers and BAE and its members and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed Business Combination. Information regarding the special interests of these directors, members and executive officers in the business combination will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Jensyn is also included in the Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site (www.sec.gov) and at the address described above and will also be contained in the definitive proxy statement for the proposed business combination) when available.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2018

Jensyn Acquisition Corp.

By:	/s/ Jeffrey J. Raymond
Name:	Jeffrey J. Raymond
Title:	President and Chief Executive Officer

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